Exhibit 99.1
Press Release

For Immediate Release
November 10, 2010
Brooks Automation Reports Fourth Quarter Financial Results
•	Fiscal year diluted earnings per share from continuing operations of $0.92.

•	Excluding non-recurring income and special charges adjusted diluted earnings of $0.78.

•	Record quarterly diluted earning per share from continuing operations at $0.38.
Chelmsford, Massachusetts November 10, 2010 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s fourth quarter of fiscal year 2010 ended on September 30, 2010.
Revenues for the fourth quarter of 2010 were $181.6 million, compared to revenues of $64.1 million in the fourth quarter of 2009, an increase of 183.4%. Sequentially, revenues grew 15.8% from third quarter revenues of $156.8 million.
Net income attributable to Brooks Automation, Inc. (“Brooks”) for the fourth quarter of fiscal 2010 amounted to $24.2 million, or $0.38 per diluted share.
Excluding non-recurring income and special charges, the adjusted net income of $24.4 million, or $0.38 per diluted share, improved on a sequential basis from $16.9 million, or $0.26 per diluted share, and compares with a loss of $(14.0) million, or $(0.22) per diluted share, in the fourth quarter of fiscal 2009. Non recurring income and special charges and their impact on comparative results are identified in the unaudited table included with this release. Including special charges, the Net income attributable to Brooks in the third quarter was $16.6 million, or $0.26 per diluted share, and the Net loss attributable to Brooks in the fourth quarter of fiscal 2009 was $(14.5) million, or $(0.23) per diluted share.
Adjusted Earnings (Loss) before Interest, Tax, Depreciation and Amortization for the fourth quarter of fiscal 2010 was $29.7 million, which compared to $22.5 million in the third quarter of fiscal 2010 and $(8.7) million in the fourth quarter of fiscal 2009. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows included in this release.
Net cash provided by operating activities for the fiscal year ended September 30, 2010 was $27.9 million, which together with proceeds from the sale of intellectual property rights in the second fiscal quarter of $7.8 million and net of capital expenditures over the year of $3.5 million resulted in an increase of total cash and marketable securities to $142.4 million at September 30, 2010.
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Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

Brooks Automation Reports Fourth Quarter Financial Results	page two
Revenues for the year ended September 30, 2010 were $593.0 million, a 171% increase from $218.7 million for the prior fiscal year. Net income attributable to Brooks for the current fiscal year was $59.0 million, as compared to the prior fiscal year’s net loss of $(227.9) million. Excluding non-recurring income and special charges, the adjusted net income (loss) from operations for the current fiscal year was $50.1 million, or $0.78 per diluted share, as compared to a loss of $(102.9) million, or $(1.64) per diluted share, in the prior fiscal year. Non-recurring income and special charges are identified in the unaudited financial information included in this release.
Commenting on recent activities, Stephen S. Schwartz, Chief Executive Officer and President of Brooks stated, “We had a strong finish to the fiscal year with excellent top line growth and record quarterly operating performance. We saw continuing strength to our semiconductor business and we successfully leveraged that growth to improve margin performance.”
Mr. Schwartz added, “Although we are starting to see moderation from the high growth levels attained during fiscal 2010, we believe that our principal served markets will remain healthy as the global economy continues to recover. Additionally, our successes with design-in wins, particularly in markets adjacent to semiconductor, will drive revenue and earnings growth for fiscal 2011.”
Martin S. Headley, Executive Vice-President and Chief Financial Officer noted “We have a strong cash generating capacity and plan to act on a number of internal and external opportunities for investment to fuel strong long term growth.”
Brooks management will webcast its fourth quarter earnings conference today at 4:30 p.m. Eastern Time to discuss the attached quarterly results and business highlights. During the call, Company management will respond to questions concerning, but not limited to, the Company’s financial performance, business conditions and industry outlook. Their responses could contain information that has not been previously disclosed.
Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay.
# # #
About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions to the global semiconductor and related industries. Our products and services are meeting the needs of customers across a broad spectrum of applications and industries and the global semiconductor manufacturing sector is our largest served market. When demanding productivity and availability objectives are essential factors for success, customers throughout the world turn to Brooks Automation, Inc. For more information go to www.brooks.com or email sales@brooks.com.
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

Brooks Automation Reports Fourth Quarter Financial Results	page three
“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue and earnings expectations, our ability to develop further our business in new and adjacent markets, and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the failure of our customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions, the impact of global health concerns, and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(In thousands, except share and per share data)

	September 30,	September 30,
	2010	2009
Assets
Current assets
Cash and cash equivalents	$59,823	$59,985
Marketable securities	49,011	28,046
Accounts receivable, net	92,273	38,428
Inventories, net	115,787	84,738
Prepaid expenses and other current assets	10,437	9,992

Total current assets	327,331	221,189
Property, plant and equipment, net	63,669	74,793
Long-term marketable securities	33,593	22,490
Goodwill	48,138	48,138
Intangible assets, net	11,123	14,081
Equity investment in joint ventures	31,746	29,470
Other assets	2,624	3,161

Total assets	$518,224	$413,322

Liabilities and equity
Current liabilities
Accounts payable	$65,734	$26,360
Deferred revenue	4,365	2,916
Accrued warranty and retrofit costs	8,195	5,698
Accrued compensation and benefits	13,677	14,317
Accrued restructuring costs	3,509	5,642
Accrued income taxes payable	1,040	2,686
Accrued expenses and other current liabilities	11,635	12,870

Total current liabilities	108,155	70,489
Accrued long-term restructuring	—	2,019
Income taxes payable	12,446	10,755
Long-term pension liability	5,466	7,913
Other long-term liabilities	2,805	2,523

Total liabilities	128,872	93,699

Contingencies
Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 78,869,331 shares issued and 65,407,462 shares outstanding at September 30, 2010, 77,883,173 shares issued and 64,421,304 shares outstanding at September 30, 2009	789	779
Additional paid-in capital	1,803,121	1,795,619
Accumulated other comprehensive income	19,510	16,318
Treasury stock at cost, 13,461,869 shares at September 30, 2010 and 2009	(200,956)	(200,956)
Accumulated deficit	(1,233,649)	(1,292,631)

Total Brooks Automation, Inc. stockholders’ equity	388,815	319,129
Noncontrolling interest in subsidiaries	537	494

Total equity	389,352	319,623

Total liabilities and equity	$518,224	$413,322

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In thousands, except per share data)

	Three months ended		Year ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenues
Product	$165,475	$51,073	$532,174	$167,552
Services	16,157	13,012	60,798	51,154

Total revenues	181,632	64,085	592,972	218,706

Cost of revenues
Product	113,965	40,292	377,599	155,370
Services	12,473	11,931	49,078	48,408
Impairment of long-lived assets	—	—	—	20,924

Total cost of revenues	126,438	52,223	426,677	224,702

Gross profit (loss)	55,194	11,862	166,295	(5,996)

Operating expenses
Research and development	8,043	7,115	31,162	31,607
Selling, general and administrative	24,576	18,831	85,597	91,231
Impairment of goodwill	—	—	—	71,800
Impairment of long-lived assets	—	—	—	14,588
Restructuring charges	235	513	2,529	12,806

Total operating expenses	32,854	26,459	119,288	222,032

Operating income (loss)	22,340	(14,597)	47,007	(228,028)
Interest income	307	640	1,121	2,719
Interest expense	46	196	80	454
Sale of intellectual property rights	—	—	7,840	—
Loss on investment	—	—	191	1,185
Other income, net	662	66	367	31

Income (loss) before income taxes and equity in earnings (losses) of joint ventures	23,263	(14,087)	56,064	(226,917)
Income tax provision (benefit)	(527)	(85)	(2,746)	643

Income (loss) before equity in earnings (losses) of joint ventures	23,790	(14,002)	58,810	(227,560)
Equity in earnings (losses) of joint ventures	518	(466)	215	(213)

Net income (loss)	$24,308	$(14,468)	$59,025	$(227,773)
Net income attributable to noncontrolling interests	(132)	(22)	(43)	(85)

Net income (loss) attributable to Brooks Automation, Inc.	$24,176	$(14,490)	$58,982	$(227,858)

Basic net income (loss) per share attributable to Brooks Automation, Inc. common stockholders	$0.38	$(0.23)	$0.92	$(3.62)

Diluted net income (loss) per share attributable to Brooks Automation, Inc. common stockholders	$0.38	$(0.23)	$0.92	$(3.62)

Shares used in computing earnings (loss) per share
Basic	64,068	63,135	63,777	62,911
Diluted	64,330	63,135	64,174	62,911
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(In thousands)

	Year ended
	September 30,
	2010	2009
Cash flows from operating activities
Net income (loss)	$59,025	$(227,773)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	18,420	25,856
Impairment of assets	—	107,312
Sale of intellectual property rights	(7,840)	—
Stock-based compensation	6,567	5,817
Amortization of premium on marketable securities	942	127
Undistributed (earnings) losses of joint ventures	(215)	213
Loss on disposal of long-lived assets	4	17
Loss on investment	191	1,185
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	(53,163)	29,963
Inventories	(31,341)	21,779
Prepaid expenses and other current assets	(499)	4,527
Accounts payable	39,352	(10,947)
Deferred revenue	1,487	(676)
Accrued warranty and retrofit costs	2,483	(2,496)
Accrued compensation and benefits	(913)	(3,869)
Accrued restructuring costs	(4,123)	(5,007)
Accrued expenses and other	(2,505)	(2,522)

Net cash provided by (used in) operating activities	27,872	(56,494)

Cash flows from investing activities
Purchases of property, plant and equipment	(3,472)	(11,339)
Purchases of marketable securities	(117,473)	(59,091)
Sale/maturity of marketable securities	84,546	75,628
Proceeds from the sale of intellectual property rights	7,840	—
Purchase of intangible assets	(892)	—
Other	243	1,055

Net cash provided by (used in) investing activities	(29,208)	6,253

Cash flows from financing activities
Proceeds from issuance of common stock, net of issuance costs	1,245	1,248

Net cash provided by financing activities	1,245	1,248

Effects of exchange rate changes on cash and cash equivalents	(71)	(1,291)

Net decrease in cash and cash equivalents	(162)	(50,284)
Cash and cash equivalents, beginning of period	59,985	110,269

Cash and cash equivalents, end of period	$59,823	$59,985

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
Supplemental Information
(In thousands, except per share data)
(unaudited)
Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of non-recurring income and charges such as the sale of intellectual property rights, one-time tax refunds, non-cash impairment charges, restructuring charges and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income (loss) and diluted earnings (loss) per share from operations is presented below:
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

	Quarter ended
	September 30, 2010		June 30, 2010		September 30, 2009
	$	per share	$	per share	$	per share

Net income (loss) attributable to Brooks Automation, Inc.	$24,176	$0.38	$16,572	$0.26	$(14,490)	$(0.23)

Restructuring charges	235	0.00	288	0.00	513	0.01

Adjusted net income (loss) attributable to Brooks Automation, Inc.	24,411	0.38	16,860	0.26	(13,977)	(0.22)

Stock-based compensation	1,678	0.03	1,328	0.02	810	0.01

Adjusted net income (loss) attributable to Brooks Automation, Inc. — excluding stock-based compensation	$26,089	$0.41	$18,188	$0.28	$(13,167)	$(0.21)

	Year Ended
	September 30, 2010		September 30, 2009
	$	per share	$	per share

Net income (loss) attributable to Brooks Automation, Inc.	$58,982	$0.92	$(227,858)	$(3.62)

Impairment charges — cost of revenues	—	—	20,924	0.33
Impairment charges — operating expense	—	—	86,388	1.37
Restructuring charges	2,529	0.04	12,806	0.20
Restructuring related inventory charges	—	—	3,612	0.06
Loss on investment	191	0.00	1,185	0.02
One-time income tax benefit	(3,899)	(0.06)	—	—
Sale of intellectual property rights, net of tax	(7,730)	(0.12)	—	—

Adjusted net income (loss) attributable to Brooks Automation, Inc.	50,073	0.78	(102,943)	(1.64)

Stock-based compensation	6,567	0.10	5,817	0.09

Adjusted net income (loss) attributable to Brooks Automation, Inc. — excluding stock-based compensation	$56,640	$0.88	$(97,126)	$(1.54)

	Quarter ended			Year Ended
	Sep 30,	June 30,	Sep 30,	Sep 30,	Sep 30,
	2010	2010	2009	2010	2009

Net income (loss) attributable to Brooks Automation, Inc.	$24,176	$16,572	$(14,490)	$58,982	$(227,858)

Less: Interest income	(307)	(221)	(640)	(1,121)	(2,719)
Add: Interest expense	46	7	196	80	454
Add: Income tax provision (benefit)	(527)	(35)	(85)	(2,746)	643
Add: Depreciation	3,419	3,597	4,187	14,563	15,642
Add: Amortization of completed technology	479	479	457	1,887	5,576
Add: Amortization of acquired intangible assets	493	493	371	1,970	4,638
Add: Stock-based compensation	1,678	1,328	810	6,567	5,817
Add: Restructuring related inventory charges	—	—	—	—	3,612
Add: Impairment charges — cost of revenues	—	—	—	—	20,924
Add: Impairment charges — operating expense	—	—	—	—	86,388
Add: Restructuring charges	235	288	513	2,529	12,806
Add: Loss on investment	—	—	—	191	1,185
Sale of intellectual property rights, pre-tax	—	—	—	(7,840)	—

Adjusted EBITDA	$29,692	$22,508	$(8,681)	$75,062	$(72,892)

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com